Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     I, Karl B. Wagner, the Chief Financial Officer of Pediatrix Medical Group, Inc. hereby certify that (i) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Pediatrix Medical Group, Inc.

By: /s/ Karl B. Wagner

Karl B. Wagner Chief Financial Officer (principal financial and accounting officer) November 14, 2002